SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 12, 2003

ARCHON CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-9481	88-0304348
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3993 Howard Hughes Parkway, Suite 630, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 732-9120

Not Applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure

On December 12, 2003, Archon Corporation issued a press release to clarify its development plans previous made in a press release dated December 5, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHON CORPORATION, a Nevada corporation

By:	/s/ Charles W. Sandefur

Name:	Charles W. Sandefur
Title:	Chief Financial Officer

December 12, 2003

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